The Hibernia Funds
HIBERNIA LOUISIANA MUNICIPAL INCOME FUND

Class A Shares and Class B Shares

Supplement to the Prospectus dated October 31, 2004
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In the aftermath of the terrible devastation to southern Louisiana as a result of Hurricane Katrina, we know that you are concerned about the impact the hurricane may have on your investment in the Hibernia Louisiana Municipal Income Fund. The Fund's manager has identified the portfolio holdings related to affected areas in the state; these municipal bonds constitute approximately 21% of the Fund's total net assets. Of these bonds, all but two are insured by municipal bond insurers. All but one of these insurers is rated AAA. One insurer, which insures one bond that constitutes 2% of the Fund's total net assets, is rated AA. Of the two uninsured bonds, payment for one is escrowed and the other is backed by GNMA/FNMA collateral, which is rated AAA.

You should note, however, that Standard & Poors recently warned that at least five municipal bond insurers have significant exposure in the Gulf Coast region and that, consequently, severe downgrades or defaults by multiple issuers in the area could result in rating stress to these insurers. In recent days, S&P ran two "stress case scenarios" that it developed to measure the effect of the scenarios on the insurer's capital adequacy and liquidity based on certain assumptions such as the degree and length of various rating downgrades. In S&P's opinion, these insurers have adequate liquidity and capital to absorb the effects of the severe stress scenarios that it analyzed. These insurers (Ambac Assurance Corp., Financial Guaranty Insurance Co., MBIA Insurance Corp., Financial Security Assurance Inc. and ACA Financial Guaranty) have insured 85% of the portfolio. Even with insurance, if issuers of affected bonds default on payment, the Fund may lose the premium in excess of par value, if any, that the Fund would have otherwise received on the defaulted bonds.

In response to Katrina's devastation, the Fund has increased its holdings in cash and cash equivalents above normal levels. However, should the Fund experience an extraordinary amount of redemptions, it is possible that the Fund could be forced to liquidate portfolio securities at a time and manner adverse to the Fund.

We are monitoring the situation in the affected areas carefully and will take actions deemed in the long-term interest of shareholders. We note that over the long run, new investment in infrastructure may lead to stronger local economies and credit conditions, in some cases.

                                                            September 16, 2005

Investment Company Act File No. 811-5536
Cusip 428661508
Cusip 428661862
33625 (9/05)
Edgewood Services, Inc., Distributor of the Funds